FOR IMMEDIATE RELEASE

QUARTET MERGER CORP. ESTABLISHES DATE OF SEPTEMBER 10, 2014 FOR SPECIAL MEETING OF STOCKHOLDERS TO APPROVE MERGER WITH PANGAEA LOGISTICS SOLUTIONS LTD.

New York, NY and Newport, RI – August 14, 2014 - Quartet Merger Corp. (NASDAQ:QTET) (“Quartet ”) today announced the date for the Special Meeting of Stockholders (“Special Meeting”) to approve, among other things, the proposed merger between Quartet and privately-held Pangaea Logistics Solutions Ltd. (“Pangaea” or the “Company”).

Stockholders of record at the close of business on July 14, 2014 are entitled to receive notice of the Special Meeting and to vote the shares of common stock of Quartet owned by them at the Special Meeting. The Special Meeting is to be held on September 10, 2014 at 10:00 A.M. EST in the offices of Graubard Miller, 405 Lexington Ave, New York, NY.

Stockholders who hold their shares in “street name,” which means the shares are held of record by a broker, bank or nominee, should contact their broker, bank or nominee to ensure that votes related to the shares beneficially owned by such stockholders are properly counted. In this regard, holders must provide the broker, bank or nominee with instructions on how to vote the shares or, if such a stockholder wishes to attend the meeting and vote in person, obtain a proxy from the broker, bank or nominee.

Additionally, Quartet advises holders of its securities to move these securities into accounts which do not permit the lending of securities, so called cash accounts or segregated accounts, and out of accounts that permit the lending of securities, such as margin accounts. These steps are designed to ensure that votes related to common stock beneficially owned by stockholders are properly counted. Beneficial owners of common stock that have been lent out (either with or without the beneficial owners’ knowledge) are not permitted to vote those shares.

Information on Seeking Conversion Rights

As indicated in the definitive proxy statement/prospectus, pursuant to Quartet’s amended and restated certificate of incorporation, a record holder of shares of Quartet’s common stock issued in its initial public offering may, if the stockholder affirmatively votes on the business combination, demand that Quartet convert such shares into cash. Demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided. A holder exercising his conversion rights must tender his stock certificate to Quartet’s transfer agent prior to the time that a vote is taken with respect to the proposed merger. A record holder of Quartet common stock may tender his shares by either delivering the stock certificate to Quartet’s transfer agent or by delivering the shares electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System. Questions concerning the procedure to have shares converted should be directed to Quartet’s transfer agent, Continental Stock Transfer & Trust Company:

Mr. Mark Zimkind

17 Battery Place

New York, New York 10004

E-mail: mzimkind@continentalstock.com

For additional information relating to the matters to be acted on at the special meeting as well as the conditions to exercising conversion rights, investors are urged to read the definitive proxy statement/prospectus filed by Quartet with the Securities and Exchange Commission, a copy of which may be accessed at www.sec.gov.

Not a Proxy Statement

This press release is not a proxy statement or a solicitation of proxies from the holders of common stock of Quartet and does not constitute an offer of any securities of Quartet for sale. Any solicitation of proxies will be made only by the definitive proxy statement/prospectus of Quartet that will be mailed to all stockholders of record on the record date. Investors and security holders of Quartet are urged to read the definitive proxy statement/prospectus and appendices thereto because they will contain important information about Quartet and Pangaea.

About Pangaea Logistics Solutions Ltd.

Pangaea provides logistics services to a broad base of industrial customers who require the transportation of a wide variety of dry bulk cargoes, including grains, pig iron, hot briquetted iron, bauxite, alumina, cement clinker, dolomite, and limestone. The Company addresses the transportation needs of its customers with a comprehensive set of services and activities, including cargo loading, cargo discharge, vessel chartering, and voyage planning. Learn more at www.pangaeals.com

About Quartet Merger Corp.

Quartet was incorporated in Delaware on April 19, 2013 as a blank check company whose objective is to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. On November 1, 2013, Quartet consummated its initial public offering (“IPO”) of 8,400,000 units, each unit consisting of one share of common stock and one right to automatically receive one-tenth of one share of common stock upon consummation of an Initial Business Combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $84,000,000. On November 5, 2013, Quartet consummated the sale of an additional 1,260,000 units that were subject to the underwriters’ over-allotment option, for aggregate additional proceeds of $12,600,000. Simultaneously with each of the consummation of the IPO and the exercise of the over-allotment option, Quartet consummated a private placement of an aggregate of 608,125 units to its Sponsors and EarlyBirdCapital, Inc., the representative of the underwriters of its IPO, and their respective designees. The private units were sold at an offering price of $10.00 per unit, generating gross proceeds of $6,081,250. Of the net proceeds from Quartet’s IPO (including the exercise of the over-allotment option), $92,410,500, plus $6,081,250 received from the Private Placement for an aggregate of $98,491,750, was place in a trust account. As of June 30, 2014, Quartet held approximately $98,500,000 in a trust account maintained by an independent trustee, which will be released upon the consummation of the transaction with Pangaea.

Jefferies LLC is the lead advisor in connection with the merger and will receive a fee in connection therewith. In addition, EarlyBirdCapital, Inc. acted as managing underwriter of Quartet’s IPO and as Quartet’s investment banker and will receive a fee upon consummation of the merger. Quartet and its directors and executive officers, as well as Jefferies LLC and EarlyBirdCapital, may be deemed to be participants in the solicitation of proxies for the special meeting of Quartet stockholders to be held to approve the merger. Stockholders are advised to read Quartet’s definitive proxy statement/prospectus in connection with the solicitation of proxies for the special meeting because this statement contains important information. The definitive proxy statement/prospectus will be mailed to stockholders of record as of July 14, 2014. Stockholders will also be able to obtain a copy of the proxy statement/prospectus, without charge, by directing a request to: Quartet Merger Corp., 777 Third Avenue, 37th Floor, New York, NY 10017. The definitive proxy statement/prospectus can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

Safe Harbor Language

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and Quartet’s managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; the possibility that the merger does not close, including due to the failure to receive required security holder approvals or the failure of other closing conditions; and other factors set forth in Quartet’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither Quartet nor Pangaea is under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

CONTACT:
Quartet Merger Corp. Eric Rosenfeld Chairman and CEO (212) 319-7676

David Sgro
Chief Financial Officer (212) 319-7676

-OR-

INVESTOR RELATIONS:
Prosek Partners
Thomas Rozycki
Managing Director
(212) 279-3115 x208 / dsullivan@equityny.com